Financial Instruments - Estimated Fair Market Values of Financial Instruments Not Carried at Fair Value in Consolidated Balance Sheets (Detail) - USD ($) $ in Millions	Jun. 30, 2015	Dec. 31, 2014	Jun. 30, 2014
Debt Instrument Fair Value Carrying Value [Abstract]
Total	$ 20,126	$ 21,472	$ 23,238
Financing receivables, fair value	19,893	21,427
Total	27,340	29,594
Debt, fair value	$ 27,547	$ 29,883